STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Net appreciation in fair value of investments	$ 31,704,994	$ 69,379,128
Interest and dividends	26,231,278	16,531,952
Total investment income	57,936,272	85,911,080
Contributions:
Participants	37,222,414	32,469,533
Employer	18,672,487	16,235,028
Participant rollovers	11,091,891	6,937,951
Total contributions	66,986,792	55,642,512
Interest income on notes receivable from participants	534,299	412,495
Other additions	38,601	2,869
Net additions	125,495,964	141,968,956
Deductions from net assets attributed to:
Benefits paid to participants	52,402,866	40,191,114
Administrative expenses	56,725	25,825
Total deductions	52,459,591	40,216,939
Net increase	73,036,373	101,752,017
Net assets available for benefits:
Beginning of year	564,555,644	462,803,627
End of year	$ 637,592,017	$ 564,555,644